                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 2, 2008

                               OC FINANCIAL, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                000-51209                 20-2111183
-----------------------------     -----------            -------------------
(State or Other Jurisdiction)     (Commission             (I.R.S. Employer
      of Incorporation)            File No.)             Identification No.)


6033 Perimeter Drive, Dublin, Ohio                              43017
----------------------------------------                        -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (800) 678-6228
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

      This report contains forward-looking statements, including statements about future operating results and other forward-looking information for First Place Financial Corp. and OC Financial, Inc. These statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the statements involve significant risks and uncertainties. Actual results may differ materially due to such factors as:
(1) expected cost savings from the merger not materializing within the expected time frame; (2) revenues following the merger not meeting expectations; (3) failure to retain the customer bases of the two institutions following the merger; (4) competitive pressures among financial institutions increasing significantly; (5) costs or difficulties related to the integration of the businesses of First Place Financial Corp. and OC Financial, Inc. being greater than anticipated; (6) general economic conditions being less favorable than anticipated; (7) legislation or regulatory changes adversely affecting the business in which the combined company will be engaged; and (8) the timing of the completion of the transactions.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 2, 2008, OC Financial, Inc. ("OC Financial"), the parent holding company for Ohio Central Savings, entered into a merger agreement with First Place Financial Corp. ("First Place Financial"), the parent holding company for First Place Bank. Pursuant to the agreement, OC Financial will be merged with and into First Place Financial. A copy of this agreement is filed as Exhibit
10.1 to this Current Report on Form 8-K. Capitalized terms not defined herein shall have the meaning set forth in the merger agreement.

      Under the terms of the merger agreement, each share of OC Financial common stock issued and outstanding at the Effective Time of the merger will be converted into and exchanged for the right to receive 0.9615 shares of First Place Financial common stock; provided, if as of the calendar month ending immediately before the Effective Time (providing such Effective Time is after the 15th day of the month and if not the previous calendar month) the OC Financial stockholders' equity is less than $5.7 million but not less than $5.2 million, the Per Share Stock Consideration ratio of 0.9615 shall be adjusted by
1.2 times the percentage by which the stockholders' equity is less than $5.7 million. If OC Financial's stockholders' equity declines below $5.2 million First Place Financial may terminate the merger. Cash will be paid in lieu of fractional shares.

      Closing of the merger, which is expected to occur late in the second quarter of 2008, is subject to certain conditions. The merger agreement and the transactions contemplated thereby are subject to the approval of the stockholders of OC Financial, regulatory approvals and other customary closing conditions.

      The merger agreement contains customary representations, warranties and covenants of First Place Financial and OC Financial. OC Financial has agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning, or to provide confidential information in connection with, any proposals for alternative business combination transactions.

      If OC Financial terminates the merger to accept a Superior Proposal or receives an Acquisition Proposal and fails to recommend the Merger to its stockholders or breaches certain specified covenants in the merger agreement, First Place Financial will be entitled to receive a termination fee of $400,000 from OC Financial.

      The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

      First Place Financial will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Stockholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Place Financial and OC Financial, at the SEC's Internet site (HTTP://WWW.SEC.GOV). Copies of the proxy statement/prospectus to be filed by First Place Financial also can be obtained, when available and without charge, by directing a request to First Place Financial, Attention: David W. Gifford, Chief Financial Officer, First Place Financial Corp. (330) 373-1221, or to OC Financial, Inc., Attention: Diane M. Gregg, President and Chief Executive Officer, 6033 Perimeter Drive, Dublin, Ohio 43017 or (614) 761-2302.

      OC Financial, First Place Financial and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of OC Financial in connection with the acquisition. Information about the directors and executive officers of OC Financial and their ownership of OC Financial common stock is set forth in OC Financial's most recent proxy statement as filed with the SEC, which is available at the SEC's Internet site (HTTP://WWW.SEC.GOV) and at OC Financial's address in the preceding paragraph. Information about the directors and executive officers of First Place Financial is set forth in First Place Financial's most recent proxy statement filed with the SEC and available at the SEC's Internet site and from First Place Financial by the telephone number in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

ITEM 8.01  OTHER EVENTS

      On April 2, 2008, First Place Financial and OC Financial issued a joint press release announcing the execution of the merger agreement. The press release is filed as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

      The following exhibits are filed as part of this report:

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------------------------------------------------------------------
10.1 Merger Agreement between First Place Financial Corp. and OC Financial, Inc., dated April 2, 2008

99.1     Press Release dated April 2, 2008 (incorporated by reference to Exhibit
         99.1 to the Current Report on Form 8-K of First Place Financial Corp. (Commission File No. 000-25049), filed April 2, 2008).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        OC FINANCIAL, INC.



DATE: April 8, 2008                     By: /s/ Diane M. Gregg
                                           -------------------------------------
                                           Diane M. Gregg
                                           President and Chief Executive Officer